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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of CRYO-CELL International, Inc. (the "Company") on Form 10-KSB for the period ending November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John V. Hargiss, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ John V. Hargiss
-------------------
John V. Hargiss
Chief Executive Officer
March 31, 2003

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